-----------------------------------------------------------      --------------
   C E N T U R Y   C A P I T A L   M A N A G E M E N T           INVESTING FOR
-----------------------------------------------------------          LONG-TERM
                                                                    GROWTH AND
                                                                        INCOME
                                                                    SINCE 1928
[graphic omitted]
                                                                   [logo]

                                                                     CENTURY
                                                                 --------------

                                                                        CENTURY
                                                                         SHARES
                                                                          TRUST

                                                             SEMI-ANNUAL REPORT
                                                                  JUNE 30, 2002

-------------------------------------------------------------------------------
Century
Shares Trust

TRUSTEES
Allan W. Fulkerson, Chairman
John E. Beard
Davis R. Fulkerson
Ernest E. Monrad
Michael J. Poulos
Jerry S. Rosenbloom
Alexander L. Thorndike

INVESTMENT ADVISER
Century Capital Management, Inc.

TELEPHONE
800-321-1928
Shareholder Hotline
800-303-1928
www.centuryfunds.com

--------------------------------------------------------------------------------
         Century Shares Trust's investment results as of June 30, 2002:

                           Average Annual Total Return
                     1 Year                          -2.7%
                     5 Years                         8.57%
                    10 Years                        13.12%
                    20 Years                        15.63%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Please see additional information, about performance on page 5.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                    6/30/02

AMERICAN INTERNATIONAL GROUP, INC.                                        9.6%
A holding company that is engaged in a broad range of insurance activities in the United States and abroad.

MBIA, INC.                                                                6.7%
A financial guarantee insurer, offering investment management and financial services.

CINCINNATI FINANCIAL CORP.                                                4.4%
A holding company of specialty insurance and financial services.

BERKSHIRE HATHAWAY, INC.                                                  4.3%
A holding company engaged in a number of diverse business activities.

THE PROGRESSIVE CORP.                                                     4.3%
A holding company specializing in auto insurance.

THE CHUBB CORP.                                                           4.1%
A holding company engaged in the property and casualty insurance business.

AFLAC, Inc.                                                               3.9%
A holding company engaged principally in the supplemental health and life insurance business.

J.P. Morgan Chase & Co.                                                   3.7%
A financial holding company with operations in over 50 countries.

Torchmark, Corp.                                                          3.6%
An insurance and diversified financial services holding company.

Renaissance Re Holdings, Ltd.                                             3.5%
Provides reinsurance and insurance coverage specializing in catastrophe risk.

-------------------------------------------------------------------------------
DEAR FELLOW SHAREHOLDERS

The U.S. economy appears to be rebounding slowly from the recent recession. Based on recent economic statistics, the economy grew at a 3% annual rate during the first half of 2002. Despite the improving economy, the equity markets are in negative territory so far this year in response to increased investor uncertainty and nervousness, especially since mid-May.

What is causing this recent weakness in the stock market? We believe there are several reasons for the stock market's decline, all of which are related to higher perceived market risk:

1. A significant drop in corporate spending, earnings and growth since 2000

2. A lack of confidence in reported results and management credibility

3. High valuations among stocks

4. Political and economic uncertainty in Middle East, South Asia and Latin
   America

5. A higher degree of risk in our world and in owning stocks than previously expected.

Fortunately, the markets (along with investors and regulators) are adapting to these changing conditions, and we are confident that the resulting changes will eventually restore investor confidence in equities as an attractive long-term asset class in which to be invested.

Although the recent selloff has created market chaos and volatility, out of this "crisis in confidence" will come investment opportunity, and we plan on spending the necessary time and effort to uncover "uncommon values" which, hopefully, will position the Trust to benefit over the long-term.

As Allan Fulkerson mentioned in our 2001 annual report: "What [we] have found enduring over the years is seeking to own the best businesses, to invest in the best people and to focus on quality, consistency and profitability."We believe a return to research-based fundamental analysis and earnings quality will benefit the Trust and its portfolio companies.

-------------------------------------------------------------------------------
                           TRUST OUTPERFORMS INDICES
-------------------------------------------------------------------------------

              CENTURY SHARES                          LIPPER GROWTH
                  TRUST           S & P 500             & INCOME

                 -2.70%            -17.99%              -12.91%

                             ONE YEAR TOTAL RETURN

Past performance is no guarantee of future results. Data is for one year period through June 30, 2002.

-------------------------------------------------------------------------------

YOUR TRUST'S PORTFOLIO

Through June 30th the Trust reported a six month return of -0.39%, and a one year return of -2.70%. This compares favorably with a six month return of -13.16% and one year return of -17.99% for the S&P 500 Index and a six month return of -8.62%, and a one year return of -12.91% for the Lipper Growth and Income Fund Index.We see improving growth rates for many of the Trust's portfolio companies, while most other segments of the economy are showing deteriorating trends in earnings growth and quality. Second quarter results released to date indicate encouraging trends for the Trust's holdings. While many banks continue to work through credit quality issues, health care and personal lines insurers have surprised investors with improved operating results earlier than anticipated.

Over the last six months, the Trust's best performers include: 1) health care services and insurers (Anthem, HCA, United Healthcare and United Health Services), 2) regional banks (BankNorth, SouthTrust,Washington Mutual and Wells Fargo), and 3) specialty insurers (Cincinnati Financial, Progressive Corp., Renaissance Re Holdings and Protective Life). The Trust's underperformers include: 1) asset manager Waddell & Reed, 2) global financier CitiGroup and 3) specialty reinsurer Everest Re Holdings.

LESSONS LEARNED

The cash flow statement, the balance sheet and the accompanying footnotes that relate to stock options dilution, capitalized expenses and off-balance sheet investments are important indicators of how executives are utilizing or manipulating their shareholders' assets. At Century we emphasize the quality and predictability of recurring revenues and "integrity" -- represented by a strong management team and clean transparent financial statements.

We view the return of business ethics and "back to basics" type of fundamental research as a healthy long-term development; however, analysts are wary of companies with complex stories and confusing financial statements. It will be a painful adjustment in the near-term as the markets and the Securities and Exchange Commission sort through many of the aggressive accounting techniques that managements have used to improve their reported results during the past few years. Nevertheless, we believe investor confidence will be restored over time.


-------------------------------------------------------------------------------
                        ATTRACTIVE VALUATION POTENTIAL
-------------------------------------------------------------------------------

                                                     CST          S&P 500
                                                    -----         -------

EARNINGS GROWTH AND VALUATION:
2003 Est. Price to earnings (P/E) Ratio:           13.6x           17.6x
2003 Est. earnings growth:                         17.3%           13.0%
                                                   ----            ----
2003 P/E to Growth Rate (PEG Ratio):               0.79x           1.35x

SOURCE: Bloomberg and CCM Research.

*Data as of June 30, 2002.
-------------------------------------------------------------------------------

In terms of shareholder value, the Trust's portfolio companies' weighted average estimated earnings growth rate in 2003 is 17.3%, which compares to 13% for the S&P 500. The estimated 2003 price-to-earnings ratios for the Trust and the S&P 500 are 13.6x times and 17.6x times, respectively. We combine these ratios to create the P/E-to-growth rate (PEG ratio), which stands at 0.79 for the Trust and 1.35 for the S&P 500. In effect, based on our calculations, this means that the Trust's holdings are trading at a significant discount (-21%) to its expected growth rate while the S&P 500 is trading at a large premium (+35%) to its expected growth rate, resulting in significantly better relative value among the Trust's holdings. In effect, we view this as representing better growth potential for our shareholders per unit of risk than the overall market.

MARKET OUTLOOK

Looking forward, there is considerable uncertainty regarding the earnings outlook through 2003.We sense these conditions are ideal for the Trust's strategy of seeking to invest in what we believe are innovative leaders with sustainable competitive advantages and strong earnings predictability.We believe that current valuations remain attractive relative to the overall equity markets and historic valuations.

The Trust is currently invested primarily in financial services, health care, business services and processing companies.We believe these industry segments have the potential to benefit from the dramatic shifts we are seeing in the current investment environment.

We thank you for your continued confidence and support. Please visit our website (www.centuryfunds.com) to read more about our investment strategy and to receive updates on the Trust.We also welcome your questions by telephone or letter.

    Respectfully submitted,

/s/ Alexander L. Thorndike                        /s/ Allan W. Fulkerson

    Alexander L. Thorndike                            Allan W. Fulkerson
    Chief Investment Officer                          Chairman

July 31, 2002

                            -----------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE TRUST'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. Performance returns include the reinvestment of dividends and capital gain distributions. The Trust will deduct a short term trading fee of 1% from a redemption if you sell your shares after holding them less than 180 days. The Trust's focus in the financial services field will subject the Trust to the risks associated with that field (e.g., government regulation, interest rates, claims activity, and exposure to natural and man-made disasters) and may result in greater fluctuation in the Trust's share value than is experienced in less concentrated portfolios. The S&P 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Lipper Growth and Income Fund Index tracks the results of 30 large mutual funds that seek growth of capital and income. Those funds are managed investment accounts with all the associated requirements and costs. You cannot invest directly in any index. Price to earnings ratio is the value of a company's stock price relative to company earnings. Estimated earnings growth is the year over year growth in earnings per share. The PEG Ratio is the p/e ratio relative to the companies earnings growth rate. Forum Fund Services LLC (07/02)

Portfolio of Investments - June 30, 2002 - (unaudited)

COMMON STOCKS: PROPERTY & CASUALTY INSURERS - 41.3%

  SHARES                                                                VALUE
  ------                                                                -----

    30,000  ACE Limited ......................................     $    948,000
   261,394  Allstate Corp. ...................................        9,666,350
   464,016  American International Group, Inc. ...............       31,659,812
       215  Berkshire Hathaway, Inc. CL A* ...................       14,362,000
   313,000  Cincinnati Financial Corp. .......................       14,563,890
    93,400  Everest Re Group Ltd. ............................        5,225,730
   215,000  HCC Insurance Holdings, Inc. .....................        5,665,250
     8,000  Ohio Casualty Corp.* .............................          167,200
   320,100  RenaissanceRe Holdings Ltd. ......................       11,715,660
    81,500  SAFECO Corp. .....................................        2,517,535
   190,000  The Chubb Corp. ..................................       13,452,000
   244,000  The Progressive Corp. ............................       14,115,400
   130,000  The St. Paul Companies, Inc. .....................        5,059,600
     1,575  Travelers Property Casualty Corp.* ...............           27,877
     1,200  White Mountains Insurance Group Ltd. .............          379,800
    85,000  XL Capital Ltd. CL A .............................        7,199,500
                                                                   ------------
                                                                    136,725,604
                                                                   ------------

COMMON STOCKS: BANKS - 13.1%
   140,000  American Capital Strategies, Ltd .................        3,845,800
    30,000  Banknorth Group, Inc .............................          780,600
   158,335  Citigroup, Inc ...................................        6,135,481
    10,000  Federal National Mortgage Assn ...................          737,500
    80,000  First Tennessee National Corp ....................        3,064,000
   145,000  FleetBoston Financial Corp .......................        4,690,750
   360,000  J.P. Morgan Chase & Co ...........................       12,211,200
   130,000  SouthTrust Corp ..................................        3,395,600
   107,500  Washington Mutual, Inc ...........................        3,989,325
    90,000  Wells Fargo & Co .................................        4,505,400
                                                                   ------------
                                                                     43,355,656
                                                                   ------------

COMMON STOCKS: LIFE INSURERS - 11.9%
   400,000  AFLAC, Inc .......................................       12,800,000
   145,000  MetLife, Inc .....................................        4,176,000
   300,000  Protective Life Corp .............................        9,930,000
   308,300  Torchmark Corp ...................................       11,777,060
    32,600  UNUMProvident Corp ...............................          829,670
                                                                   ------------
                                                                     39,512,730
                                                                   ------------

COMMON STOCKS: HEALTH CARE - 9.3%

    25,000  Anthem, Inc.* ....................................        1,687,000
    60,000  Cardinal Health, Inc. ............................        3,684,600
   180,000  Caremark Rx, Inc.* ...............................        2,970,000
    30,000  Express Scripts, Inc.* ...........................        1,503,300
    70,000  First Health Group Corp.* ........................        1,962,800
   110,000  HCA, Inc. ........................................        5,225,000
   100,000  UnitedHealth Group, Inc. .........................        9,155,000
    95,000  Universal Health Services, Inc.* .................        4,655,000
                                                                   ------------
                                                                     30,842,700
                                                                   ------------

COMMON STOCKS: INSURANCE BROKERS - 9.1%
   390,000  Aon Corp. ........................................       11,497,200
   206,200  Gallagher (Arthur J.) & Co. ......................        7,144,830
   120,000  Marsh & McLennan Cos., Inc. ......................       11,592,000
                                                                   ------------
                                                                     30,234,030
                                                                   ------------

COMMON STOCKS: GUARANTY INSURERS- 6.7%
   393,750  MBIA, Inc. .......................................       22,258,688
                                                                   ------------

COMMON STOCKS: PROCESSING - 6.3%
   150,000  Bank of New York Co. .............................        5,062,500
   135,000  Bisys Group, Inc.* ...............................        4,495,500
    50,000  Concord EFS, Inc.* ...............................        1,507,000
    90,000  First Data Corp. .................................        3,348,000
    82,500  Fiserv, Inc.* ....................................        3,028,575
    40,000  Paychex, Inc. ....................................        1,251,600
    75,000  SEI Investments Co. ..............................        2,112,750
                                                                   ------------
                                                                     20,805,925
                                                                   ------------

COMMON STOCKS: ASSET MANAGERS - 1.4%
    50,000  Alliance Capital Management Holding LP ...........        1,712,500
   117,666  Waddell & Reed Financial, Inc. CL A ..............        2,696,905
                                                                   ------------
                                                                      4,409,405
                                                                   ------------

TOTAL INVESTMENTS IN COMMON STOCKS - 99.1%
  (Identified Cost, $130,561,889) ............................      328,144,738
                                                                   ------------

FACE AMOUNTS
------------
CASH EQUIVALENTS - 0.9%
$2,921,000  State Street Bank and Trust Eurodollar Time Deposit,
            at cost approximating value, maturity 07/01/02 ...        2,921,000
                                                                   ------------

TOTAL INVESTMENTS - 100% (Identified cost, $133,482,889) .....     $331,065,738
                                                                   ============

* Non-income producing security

                      See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 2002 (UNAUDITED)

ASSETS:

Investments, at value (Note 1A) (Identified cost, $133,482,889)    $331,065,738
Cash ..........................................................             661
Dividends and interest receivable .............................         460,199
Other assets ..................................................           8,168
Receivable for investments sold ...............................       1,088,097
Receivable for Fund shares sold ...............................           4,032
                                                                   ------------
    Total Assets ..............................................     332,626,895
                                                                   ------------
LIABILITIES:
Distribution payable .............................    $ 125,065
Payable to Affiliates:
  Investment adviser fee (Note 5) ................      221,507
  Administration fee (Note 6) ....................       41,533
Accrued expenses and other liabilities ...........       69,334
Payable for Trust shares repurchased .............      207,318
                                                      ---------
    Total liabilities .........................................         664,757
NET ASSETS (Note 3) ...........................................    $331,962,138
                                                                   ============
Per share net asset value, offering price and redemption
  price ($331,962,138 / 8,753,733 shares of $1.00 par value
  capital stock outstanding) (Note 2) .........................    $      37.92
                                                                   ============

STATEMENT OF OPERATIONS - SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

INVESTMENT INCOME:
  Dividends ...................................................    $  2,410,680
  Interest ....................................................          26,488
                                                                   ------------
    Total Income ..............................................       2,437,168
Expenses:
  Investment adviser fee (Note 5) ................   $1,368,137
  Non-interested trustees' remuneration ..........       37,640
  Transfer agent .................................      126,500
  Custodian ......................................       38,190
  Administration fee (Note 6) ....................      256,525
  Insurance ......................................       10,719
  Professional fees ..............................       61,770
  Registration costs .............................       14,250
  Printing and other .............................       77,600
                                                     ----------
    Total expenses ............................................       1,991,331
                                                                   ------------
      Net investment income ...................................         445,837
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions. .................      21,100,214
Decrease in net unrealized appreciation on investments ........     (22,757,507)
                                                                   ------------
      Net realized and unrealized loss on investments .........      (1,657,293)
                                                                   ------------
Net decrease in net assets resulting from operations ..........    $ (1,211,456)
                                                                   ============

                      See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                                                       SIX MONTHS ENDED      YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                                                       JUNE 30, 2002    DECEMBER 31, 2001
                                                                                       ----------------   -----------------
                                                                                          (UNAUDITED)
Operations:
  Net investment income ............................................................     $    445,837        $  1,492,941
  Net realized gain on investment transactions .....................................       21,100,214          34,170,401
  Decrease in net unrealized appreciation of investments ...........................      (22,757,507)        (49,630,190)
                                                                                         ------------        ------------
    Net decrease in net assets resulting from operations ...........................       (1,211,456)        (13,966,848)
  Net equalization (Note 1C) .......................................................           (1,843)            (11,850)
  Distributions to shareholders from:
    Net investment income ..........................................................         (437,544)         (1,488,873)
    Realized gain from investment transactions .....................................             --           (30,463,614)
  Trust share transactions - net (Note 2) ..........................................      (12,252,943)        (25,921,627)
  Redemption fees ..................................................................           17,322             103,436
                                                                                         ------------        ------------
    Total decrease .................................................................      (13,886,464)        (71,749,376)

NET ASSETS:
At beginning of period .............................................................      345,848,602         417,597,978
                                                                                         ------------        ------------
At end of period (including accumulated distributions in excess of net investment
  income of $355,354 and $361,804, respectively) ...................................     $331,962,138        $345,848,602
                                                                                         ============        ============
FINANCIAL HIGHLIGHTS
                                                            SIX MONTHS
                                                           ENDED JUNE 30,            YEAR ENDED DECEMBER 31,
                                                        -----------------      -------------------------------------------
                                                           2002      2001      2001      2000     1999       1998     1997
                                                           ----      ----      ----      ----     ----       ----     ----
                                                       (UNAUDITED)
NET ASSET VALUE, beginning of period .............       $ 38.12   $ 42.97   $ 42.97   $ 34.32   $ 44.66   $ 44.66   $ 31.30
                                                         -------   -------   -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..........................          0.05      0.12      0.17      0.39      0.42      0.41      0.39
  Net realized and unrealized gain (loss) on
    investments ..................................         (0.20)    (0.21)    (1.26)    12.39     (6.05)     2.71     15.25
                                                         -------   -------   -------   -------   -------   -------   -------
  Total income (loss) from investment operations .         (0.15)    (0.09)    (1.09)    12.78     (5.63)     3.12     15.64
                                                         -------   -------   -------   -------   -------   -------   -------
LESS DISTRIBUTIONS FROM:
  Net investment income ..........................         (0.05)    (0.13)    (0.17)    (0.38)    (0.40)    (0.40)    (0.38)
  In excess of net investment income .............                    --        --        --     - (0.01      --        --
  Net realized gain on investment transactions ...          --        --       (3.60)    (3.75)    (4.30)    (2.72)    (1.90)
                                                         -------   -------   -------   -------   -------   -------   -------
  Total distributions ............................         (0.05)    (0.13)    (3.77)    (4.13)    (4.71)    (3.12)    (2.28)
                                                         -------   -------   -------   -------   -------   -------   -------
Redemption fees ..................................          --        --        0.01      --        --        --        --
                                                         -------   -------   -------   -------   -------   -------   -------
NET ASSET VALUE, end of period ...................       $ 37.92   $ 42.75   $ 38.12   $ 42.97   $ 34.32   $ 44.66   $ 44.66
                                                         =======   =======   =======   =======   =======   =======   =======
TOTAL RETURN .....................................          (0.4%)    (0.2%)    (2.5%)    37.4%    (12.4%)     7.0%     50.1%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted)               $331,962  $379,107  $345,849  $417,598  $309,644  $415,129  $414,576
  Ratio of expenses to average net assets ........          1.17%*    0.92%*    1.05%     0.83%     0.82%     0.78%     0.82%
  Ratio of net investment income to average net assets      0.26%*    0.58%*    0.41%     1.05%     1.00%     0.88%     1.04%
Portfolio Turnover Rate ..........................            12%        7%       17%       17%       11%        6%        6%

* Annualized
                                                See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") is a diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest quoted bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes -- It is the Trust's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is provided.

C. Equalization -- The Trust follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Trust shares equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or repurchases of Trust shares.

D. Other -- Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

E. Use of Estimates -- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust. Actual results could differ from those estimates.

(2) TRUST SHARES -- At June 30, 2002, 8,753,733 shares were outstanding. The number of authorized shares of $1.00 par value is unlimited. Transactions in Trust shares were as follows:

                                                              SIX MONTHS ENDED JUNE 30, 2002    YEAR ENDED DECEMBER 31, 2001

                                                                 SHARES          AMOUNT           SHARES           AMOUNT
                                                                 ------          ------           ------           ------

Sold                                                             132,278      $  5,165,391         630,308       $ 25,647,948
Issued to shareholders in reinvestment of distributions from:
Net investment income                                              8,222           311,809          24,977          1,039,151
Realized gain on investment transactions                               -                 -         619,893         23,630,306
                                                                --------      ------------      ----------       ------------
                                                                 140,500         5,477,200       1,275,178         50,317,405
Repurchased                                                     (459,187)      (17,730,143)     (1,920,512)       (76,239,032)
                                                                --------      ------------      ----------       ------------
Net increase (decrease)                                         (318,687)     $(12,252,943)       (645,334)      $(25,921,627)
                                                                ========      ============      ==========       ============

(3) SOURCES OF NET ASSETS -- At June 30, 2002, net assets consisted of:
Capital paid-in                                                                                                  $113,927,644
Accumulated distributions in excess of net investment income                                                         (355,354)
Accumulated undistributed net realized gain on investment transactions                                             20,806,999
Unrealized appreciation in value of investments                                                                   197,582,849
                                                                                                                 ------------
Net assets applicable to outstanding capital stock                                                               $331,962,138
                                                                                                                 ============

(4) INVESTMENT SECURITY TRANSACTIONS -- Other than U.S. Government obligations and short-term obligations, purchases and sales of investment securities aggregated $39,749,281 and $51,702,044, respectively, during the six months ended June 30, 2002. At June 30, 2002, the cost of investments for federal tax purposes was $133,482,889. Net unrealized appreciation for all securities at that date was $197,582,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $203,712,104 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $6,128,255.

(5) INVESTMENT ADVISER FEE -- The investment adviser fee is earned by Century Capital Management, Inc. ("CCM"), as compensation for providing investment advisory, management and administrative services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's net asset value. For the six months ended June 30, 2002, the fee amounted to $1,368,137. Officers and Trustees of the Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) ADMINISTRATION FEES -- On June 30, 2001 the Trust entered into an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCM will receive a monthly fee equal on an annualized basis to 0.15% of the Trust's net asset value. The fee was $256,525 for the six months ended June 30, 2002.

(7) REDEMPTION FEES -- In general, shares of the Trust may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Trust for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.
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                                                                     CST SAR 20
                                                                     Aug 2002